EXHIBIT 10.3

Infinity Real Estate Holdings Corporation Appoints New Chief Operations Officer & President

CALGARY, AB – (February 28, 2014, FOR IMMEDIATE RELEASE) – Infinity Real Estate Holdings Corporation announced that effective March 3rd, 2014, the company has appointed Thomas Howell as its Chief Operations Officer and Frederick E. Apple Jr. as its President. In addition to serving in senior management positions, Mr. Howell and Mr. Apple have also been appointed to the company’s Board of Directors.

Mr. Howell’s career is represented by executive experience as a sales and marketing strategist, financial consultant, and product development specialist.  Beginning in 1990, Mr. Howell developed effective distribution and recruiting methods to attract and maintain independent agents within the insurance industry.  As an Area Manager at NHIC, he the increased sales and distribution efforts for more than 500 agents while also holding responsibilities for developing and rolling-out national training programs and presenting new products for allied sales organizations. In 2011, Mr. Howell co-founded The WealthSpring Companies, LLC which operates as a broad-based consulting firm serving a highly diverse group of domestic and international clientele with product development, marketing and capital structures to assist them in achieving increased market share.

Mr. Apple’s career is represented by senior management experience within media and advertising, sales and marketing, finance and consulting.  From 1982 to 2002 Mr. Apple co-founded Sound Image, Inc., a production and media advertising firm based in Philadelphia, PA.  There, he served as CEO and Executive Producer, providing for the media and marketing needs of more than 300 television advertisers, several fortune 500 companies, and PR agencies in the Northeast. From 2003 through 2006, Mr. Apple served as Chief Marketing Officer of the Entaire Global Companies, Inc. (EGC) in Atlanta, GA., where he was responsible for developing the Company’s brands and distribution.  From 2007 through 2010 at EGC, he also served in senior management positions including: EVC of Business Development, President, and as a member of EGC’s Board of Directors.  In 2011, Mr. Apple co-founded The WealthSpring Companies, LLC, serving as a consultant and advisor for various associates and clients over a diverse number of projects.  He currently serves on several non-profit advisory boards which provide programs for at-risk youths with STEM-based education methods.  He is frequently invited to speak at colleges, universities and corporations on the importance of developing leadership cultures suited to meet the challenges and opportunities that exist within the 21st century global economy.

About Infinity Real Estate Holdings Corporation

Infinity Real Estate Holdings Corporation (formally known as Accelerated Acquisitions XVI, Inc. (the “Company”) was incorporated in the state of Delaware on October 21, 2011 for the purpose of raising capital that is intended to be used in connection with its business plan which may include a possible merger, acquisition or other business combination with an operating business. The company is registered with the SEC and is currently in the development stage. All activities of the Company to date relate to its organization, initial funding and share issuances and the Company currently does not trade on any stock exchange. The Company has identified two significant opportunities which the executive team is working diligently to finalize in the very near future.

Legal Notice Regarding Forward-Looking Statements

This Press Release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (the "Acts"). In particular, the words "believe," "may," "could," "should," "expect," "anticipate," "estimate," "project," "propose," "plan," "intend," and similar conditional words and expressions are intended to identify forward-looking statements and are subject to the safe harbor created by these Acts. Any statements made in this news release about an action, event or development, are forward-looking statements. Such statements are based upon assumptions that in the future may prove not to have been accurate and are subject to significant risks and uncertainties. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the company. These risks and others are included from time to time in documents we file with the Securities and Exchange Commission ("SEC"), including but not limited to, our Form 10-Ks, Form 10-Qs and Form 8-Ks. Other unknown or unpredictable factors also could have material adverse effects on our future results. Accordingly, you should not place undue reliance on these forward-looking statements. Although the company believes that the expectations reflected in the forward-looking statements are reasonable, it can give no assurance that its forward-looking statements will prove to be correct. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected. The forward-looking statements in this press release are made as of the date hereof. The company takes no obligation to update or correct its own forward-looking statements, except as required by law or those prepared by third parties that are not paid by the company. The company's SEC filings are available at http://www.sec.gov.